Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

June 8, 2011

Date of Report (Date of earliest event reported)

Freestone Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-28753	33-0880427
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Republic Center, Suite 1350 325 N. St. Paul St. Dallas, TX 75201

(Address of Principal Executive Offices)

214-880-4870

(Issuer Telephone number)

Check the appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.   Entry into a Material Definitive Agreement.

               On June 8, 2011 Freestone Resources, Inc. (“Freestone”) entered into a Master Agreement (the “Agreement”) with Hydrex Technologies, LLC., a Texas limited liability company (“Hydrex”). The Agreement provides Hydrex with the license rights to specific territories in the United States and the Republic of Trinidad and Tobago to manufacture, own and operate thirty Oil Recovery Units (ORU) using Freestone’s proprietary oil separation technology. A copy of the Agreement is filed herewith as an exhibit to this Form 8-K Current Report. See Item 9 below.

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Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description
10.1	Master Agreement dated June 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Freestone Resources, Inc.

By:	/s/ Clayton Carter
Clayton Carter Chief Executive Officer

Date:  June 9, 2011

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